UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2016

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 HIGH BLUFF DRIVE, SUITE 110
SAN DIEGO, CA 92130
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 5, 2016, MVP REIT, Inc’s (“MVP”) Board of Directors approved the suspension of MVP’s Distribution Reinvestment Program (“DRP”), effective for distributions declared for the month of April 2016, which are payable on May 10, 2016. All stockholders will continue to receive their full distributions, which will now be paid in cash as opposed to additional shares of common stock for DRP participants. A letter is being sent by our transfer agent informing all shareholders of the change.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Letter dated May 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2016

MVP REIT, INC.

By: __/s/ Tracee Gress_______________

Tracee Gress
Chief Financial Officer